UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rock Creek Parkway		64117
North Kansas City,	Missouri
(Address of Principal Executive Offices)		(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Shareholders' Meeting (the "2021 Annual Meeting") of Cerner Corporation (the "Company"), the Company's shareholders considered and voted on four proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2021. The following is a brief description of the matters that were voted on at the 2021 Annual Meeting and the results of such voting:

Proposal No. 1 - The election of four Class II Directors: Mitchell E. Daniels, Jr., Elder Granger, M.D., John J. Greisch and Melinda J. Mount, each to serve for a one-year term.

Final Results: Four Class II Directors: Mitchell E. Daniels, Jr., Elder Granger, M.D., John J. Greisch and Melinda J. Mount, were each elected as Class II Directors.

	For	Against	Abstentions	Broker Non-votes

Mitchell E. Daniels, Jr.	222,206,556	19,656,125	449,316	18,404,857
Elder Granger, M.D.	237,520,276	4,342,721	449,000	18,404,857
John J. Greisch	238,632,582	3,180,638	498,777	18,404,857
Melinda J. Mount	238,955,480	2,895,634	460,883	18,404,857

Proposal No. 2 - The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2021.

Final Results: The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2021.

For	Against	Abstentions

242,080,388	15,830,314	2,806,152

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of the Company's Named Executive Officers.

Final Results: The shareholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers.

For	Against	Abstentions	Broker Non-votes

213,489,911	27,800,641	1,021,445	18,404,857

Proposal No. 4 – The consideration of a shareholder proposal to eliminate supermajority voting.

Final Results: The shareholder proposal to eliminate supermajority voting was approved.

For	Against	Abstentions	Broker Non-votes

221,182,190	19,982,144	1,147,663	18,404,857

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: May 24, 2021	By:	/s/ Mark J. Erceg
Mark J. Erceg, Executive Vice President
and Chief Financial Officer